Slide 1

Meredith CORPORATION

11th Annual Morgan Stanley Media and Communications Conference

May 23, 2006

Steve Lacy

Good afternoon. It is a pleasure to be here today. We thank Lisa Monaco for inviting us.

With me are Lauren Wiener, Vice President Meredith Interactive Media; Suku Radia, our CFO; and Jim Jacobson, Director of Investor Relations.

Slide 2

Safe Harbor

This presentation and management's public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting the Company's operations. Actual results may differ materially from those forward-looking statements.

Factors that could adversely affect future results include, but are not limited to: downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss of one or more major clients; changes in consumer reading, purchase, order, and/or television viewing patterns; unanticipated increased in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting the Company's industries; unexpected changes in interest rates; and any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement.

Meredith CORPORATION

This presentation contains forward-looking statements. I won't read the text of this slide, but it is important to remind you there are a number of factors that may affect our business and results.

Slide 3

Meredith Overview

BEAUTY FINDS: AMAZING AGE-ERASERS
More
ENERGY
CONFIDENCE
ATTITUDE
THE NEW LOOK OF 40+
Way beyond 'mom jeans' DENIM LOOKS YOU'LL LOVE
LOVE YOUR COLOR! OUR GUIDE TO SHINY, SEXY, HEALTHY HAIR IN EVERY SHADE
MIDLIFE PLATEAU? How to dream up what's next
THRILLSEEKING WOMEN HOW FAR WOULD YOU GO?
JESSICA LANGE
HER LIFE, HER WAY

cbs46.com

Better Homes and Gardens
BUDGET-WISE
BEAUTY
Get the Look You Want...For Less
A Cookbook Writer's Kitchen
Brighten Your Rooms With These Colors
Plant a Primrose Path
Try Grilling Indoors (We Show You How)
The Tuscan Villa Look
9 Books to Relax With

CBS 5
KPHO
PHOENIX / DT-17

FamilyCircle
Get Inspired! Flower Arranging Made Simple
The Last Diet You'll Ever Need A New 10-Day Plan
Spring Fever The Best Coats, Shoes and Bags

EYEWITNESS NEWS 3
WFSB-TV/DT Hartford New Haven

american baby
When Will Baby Walk?
A TIMELINE FOR THIS BIG EVENT
"Why I Loved Being Pregnant"
DINNER ON THE DOUBLE
Soups, Stews, and Pizza the Whole Family Will Love
COMFORT ME
WHY BABY LOVES HIS BINKY, BLANKIE, AND TEDDY BEAR

Parents
LISTEN UP!
GREAT ADVICE ON...
•Weaning
•Whining
•Weird Rashes
RAISE A KID WITH A BIG HEART
28 Awesome Dogs For Families
BOYS vs. GIRLS
Different Ways To Bring Out Their Best
SAVE THIS! How To Get Better Care At The E.R.
Will Your Baby Grow Up To Be Brainy? Tall? Athletic?

mind, body & spirit
fitness
Get Slim & Strong
Our 28-day plan
• Sculpt your abs
• Burn extra calories
• Have more energy, too!
90-SECOND STRESS ERASER
BANISH BAD HAIR DAYS
4 ways to beat your food addictions
WE TRIED 'EM 10 best exercise DVDs
Find the cardio you'll really stick with p.27
Small diet changes, awesome results
THE NICE GIRL'S GUIDE TO WINNING
BODY CONFIDENCE
You deserve it How to get it

SIEMPRE
mujer
AHORRA Y DECORA
El ABC de la cirugía plástica
CONDIMENTA TU RELACIÓN Y COCINA CON AMOR
MODA PARA TRIUNFAR AL ESTILO DE
MARÍA CELESTE

KCTV 5

LADIES' HOME JOURNAL
Make Yourself Heart Attack Proof
New Tests & Treatments That Save Lives
Women & Stress
Healthy, Silky Skin All Winter Long
Kirstie Alley
What Happy People Do Right
And You Can Too, Starting Now
Drowning in Paper?
How to Make Your Man Fight Fair
Goof-Proof Home Hair Color
Comfort Food
6 Savory Soup & Sandwich Combos

Better Homes and Gardens Special Interest Publications
KITCHEN AND BATH IDEAS
82 pages of inspiration, style & design
All the best!
Appliances, sinks, faucets, bathtubs, & countertops
10 Things Every Kitchen Needs
plus: Perfect Powder Rooms

FOX 12
OREGON

4 News

LIMITED EDITION
Better Homes and Gardens New COOK BOOK
75th
1930
2005

bhg

SMART driver
HYUNDAI
Tucson
My Hyundai
Florida's Finest Coastal Fare
LOOK INSIDE

Meredith
CORPORATION

For those of you who may not be familiar with Meredith, we are America's leading home and family media and marketing company. We operate two business groups-Publishing and Broadcasting.

  We are the leading magazine publisher for women, reaching more than 75 million unduplicated American women. We have some of the country's most recognized brands such as Better Homes and Gardens, Ladies' Home Journal, More and American Baby. On July 1, 2005, we completed the acquisition of Parents, Family Circle, Fitness, Child and Ser Padres magazines.
  In addition to our 25 subscription magazines, we publish approximately 200 special interest publications, which are sold primarily at the newsstand.
  We operate highly successful book and custom marketing operations. These businesses have grown rapidly in recent years and generate revenue from sources other than traditional advertising or circulation.
  In Broadcasting, we own 14 television stations throughout the U.S. Nine of our stations are in the country's top 35 markets. We reach about 10 percent of U.S. households.

Slide 4

Meredith Internet Overview

- 32 web sites
  - 18 Publishing
  - 14 Broadcasting
- 11 million unique visitors per month
- 125 million page views per month

Meredith CORPORATION

In addition to our core Publishing and Broadcasting businesses, we have built a strong Internet presence. Morgan Stanley has asked that we present our Internet strategy. Let me start with an overview.

  We operate more than 30 web sites across the company with 18 in Publishing and 14 in Broadcasting.
  On average company wide, approximately 11 million unique visitors come to our sites and view about 125 million pages each month.

Today these operations represent a relatively small percent of the company's revenues. We believe, however, there is significant growth potential as consumer acceptance and a portion of marketing budgets shift to interactive over time.

Slide 5

Internet Growth Strategies

- Build on already strong Internet presence
- Deploy video content
- Enhance custom marketing capabilities

Meredith CORPORATION

This slide highlights our overall Internet growth strategies.

  We will build on our already strong Internet operations in Publishing. Lauren will discuss these initiatives in more detail.
  We will deploy more video content, and
  We will continue to enhance our Internet capabilities within custom marketing operations
  Let me review two recent actions we have taken to strengthen our video and custom marketing capabilities.

Slide 6

Meredith Video Solutions

Cable programming

Better Homes and Gardens

Syndicated specials

More
marathon

Better Homes and Gardens Test Kitchen Cook-Off Contest

Web site streaming video

Holiday Videos
Time-saving project tips from Sandra Lee

TV station web sites

FOX CAROLINA toGO.com
LIVE. LATE-BREAKING. INVESTIGATIVE.

VIDEO PRODUCTION ARCHIVE

Cable VODs

comcast

Custom content

Albertsons

Pathmark

Price Chopper

News Vignettes

CBS 46 cbs46.com

KCTV 5 Kansas City

Custom DVDs

Nestlé Good Food, Good Life

The Home Depot

Meredith Corporation

In March, we formed Meredith Video Solutions to develop video content and secure outlets for its distribution across multiple platforms, including the Internet, as well as cable, satellite, network and syndicated television.

Currently, our video library includes a series of 30 minute shows based on magazine content, American Baby and Better Homes and Gardens branded video segments, custom DVDs and news vignettes.

In calendar 2006, our primary video initiative is to create a series of one-hour original programs that will leverage many of our publishing brands. We will sell advertising, sponsorships and product placements and plan to distribute the show on a major cable channel or through national syndication.

The shows' content will focus on our areas of core competency-decorating, cooking, gardening, remodeling and parenting. We will feature interviews with editors and exclusive commentary. In addition, we will incorporate video from our magazine-based half-hour specials, including the Better Homes and Gardens Family Cook Off, Ladies' Home Journal Wedding Vow Renewal, and the American Baby Casting Call.

Slide 7

Integrated Marketing

O'GRADY \ MEYERS
INTERACTIVE AGENCY

- April 2006 acquisition
- Interactive marketing services
- Internet advertising
- E-marketing
- Custom web development

Meredith CORPORATION

As we have stated previously, we are focused on expanding our Internet-based custom marketing capabilities through adding talent and strategic acquisitions.

  We enhanced integrated marketing's capabilities to deliver custom marketing programs through the Internet with our April acquisition of O'Grady Meyers, a Los Angeles-based interactive marketing services firm.
  O'Grady Meyers specializes in interactive customer relationship marketing services, including custom Internet advertising and promotions, e-marketing, e-commerce and Web development.
  O'Grady Meyers has a proven track record of delivering interactive custom marketing solutions for several major consumer brands. It is the interactive agency of record for Nestlé USA and several Nestle brands including PowerBar and Carnation Instant Breakfast..

Now, I'll turn it over to Lauren, who will discuss our Publishing Group based Internet initiatives.

Slide 8

Meredith Interactive Media

Network of life stage based web sites serving women whose primary interest is their home, their family and their personal development

Decorating Gallery
Baby Bliss
runny nose? dry eyes? sneezing?
FOR GREAT TIPS & REMEDIES
editors' picks
community
CONTESTS & SWEEPSTAKES
Take Our Poll
baby names
Hurricane Relief
FIND YOUR FIT
FamilyCircle
fitness
2006 Moremarathon

MEREDITH CORPORATION

Lauren Wiener

Thank you, Steve.

The core of our Publishing Group's Internet operations is a network of 8 life stage based sites. They are aligned with the Publishing Group mission, serving women whose primary interest is their home, their family and their personal development.

Slide 9

Interactive Media Revenues

42% CAGR
100
152
202
100
170
2003
2004
2005
2005
2006
Fiscal Year
Fiscal Nine Months

Fiscal year indexed to fiscal 2003; Nine months indexed to fiscal 2005
Meredith does not break out results for specific product groups.

Meredith CORPORATION

Interactive media revenues have grown rapidly in recent years. This slide highlights annual revenues indexed to fiscal 2003. As you see, we have grown revenues in excess of 40 percent annually year over this time period.

The business continued its strong performance in the first nine months of fiscal 2006-shown here on the right-growing revenues 70 percent.

Slide 10

Interactive Media Subscriptions

55% CAGR
0.5
0.8
1.2
0.9
1.1
2003
2004
2005
2005
2006
Fiscal Year
Fiscal Nine Months

In millions
Subscription orders include *American Baby*

Meredith CORPORATION

We have also been very successful generating subscription orders online. This graph highlights that our subscription orders grew from approximately 500,000 in fiscal 2003 to 1.2 million in fiscal 2005.

We continued this strong performance in the first nine months of fiscal 2006, increasing subscriptions more than 20 percent.

Slide 11

Interactive Media Unique Visitors

32% CAGR
4.3
6.7
8.2
9.2
2003
2004
2005
2006*
Fiscal Year
Legacy sites
G+J sites

Average monthly unique visitors
In millions
*Fiscal 2006 is nine months ended March 31, 2006

Meredith CORPORATION

We have also been very successful increasing traffic on our web sites. This graph highlights the number of average monthly unique visitors on our web sites. As you can see, we have grown the number of visitors in excess of 30 percent per year in time period shown.

Slide 12

Interactive Media Page Views

29% CAGR
57
84
96
115
2003
2004
2005
2006*
Fiscal Year
Legacy sites
G+J sites

Average monthly page views
In millions
*Fiscal 2006 is nine months ended March 31, 2006

The number of average monthly page views have grown rapidly as well, up nearly 30 percent per year.

Slide 13

Interactive Media Strengths

- Trusted national brands
- BHG.com—a leading home site
- Parenthood equity
- Digital library of content and images
- Sales organization
- Subscription and traffic generation

Meredith CORPORATION

Here is a look at Interactive Media's strengths.

  We have strong, national brands. In particular, BHG.com-the web site for Better Homes and Gardens- is a leading home Internet site in terms of traffic.
  We have great equity in the parenthood category, with American Baby, Parents and Child.
  We have built a digital library filled with content and images from across our properties. This library allows us to effectively repurpose content/images or use previously unused images.
  As I just discussed, we have been doing a great job of growing revenues, subscriptions and traffic on our sites.

Slide 14

Interactive Media Opportunities

- Strengthen product offerings
- Draw print audiences online through better brand alignment
- Market enhanced Meredith Interactive

Meredith CORPORATION

Now, let's look at our opportunities. We are working to

  strengthen our product offerings
  draw our print audiences to our web sites through better brand alignment with our magazines and television stations, and market the enhanced Internet products effectively.

Slide 15

Strengthen Product Offerings

- Shift from customer acquisition to customer retention
  - Repeat visits
  - Engagement/time spent on site
- Make sites more compelling
  - Interactive tools
  - Editorial capabilities

Meredith CORPORATION

Strengthening the product quality of our sites is where I believe we have the most opportunity that will result in more traffic and increased revenues.

First, as the user base matures online, a major key to success for branded sites is shifting from customer acquisition to customer retention. We need to encourage repeat visits and increase time spent on our sites. I will discuss our plan for this in a moment.

Second, we will make our sites more compelling by strengthening interactive tools and editorial enhancements such as video and daily content.

Slide 16

New Product Plan

- Enhance BHG.com
- Launch parenthood portal
- Deploy video content

Meredith CORPORATION

This slide outlines the steps we are taking to create more compelling sites.

First, we will enhance the already strong Better Homes and Gardens Online to increase repeat visits and time spent on the site.

Second, we are developing and will launch a parenthood portal that will encompass American Baby, Parents and Child.

Third, we will develop and deploy video content online. Consumers want this content and we are utilizing our Broadcasting Group's production capabilities to create a video content library.

Now, I'll discuss BHG.com.

Slide 17

BHG.com: Robust Site

- **60 million page views**
- **5 million unique visitors**

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Be inspired by hundreds of designer rooms!
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Big Landscape Ideas for Small Spaces >>
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Grilling with a Kick >>
Raise the flavor bar with marinades, sauces, and rubs.
The Cheapskate Decorator >>
And Don't Miss:
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• More Slide Shows >>
EXPERTS
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MESSAGE BOARDS
Done
Internet

<u>Expert content</u>

- House and Home
- Food and Recipes
- Garden
- Holidays
- Health
- Family and Crafts

Meredith
CORPORATION

The Better Homes and Gardens web site is a very successful site, averaging 60 million page views and nearly 5 million unique visitors per month in fiscal 2006. The site is particularly popular as people prepare for the holiday season, with approximately 6 million unique visitors and more than 70 million page views per month.

It provides expert home and family-related content. The primary sections of the site include

  House and home
  Food and recipes
  Gardening
  Holidays
  Health and
  Family and crafts

Slide 18

BHG.com: Robust Site

Better Homes and Gardens - Microsoft Internet Explorer provided by Meredith Corporation
http://www.bhg.com/bhg/index.jhtml
Better Homes and Gardens
bhg.com
LOGIN
JOIN NOW
HOME | CUSTOMER SERVICE | HELP
Search BHG.com
House & Home
Food & Recipes
Garden
Holidays
Health
Family & Crafts
Videos
Store
TOOLS & GUIDES
• New! Decorating Inspiration
• New! Garden Flower Gallery
• Recipe Center
• Decorating Gallery
• Color-a-Room
• Color-a-Home
• Home Plans
• Home Improvement
• Garden Plans
• Plan-a-Garden
• Games
• Free for You
• More Tools & Guides >>
Decorating Inspiration
15,000+
gorgeous decorating and garden images you can browse, save, and print!
Join today to receive exclusive member benefits:
• Enter to Win $25,000
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Today on BHG.com:
Our Newest Recipes >>
A summer feast, contest winners, and more.
Easy Decorating Facelifts >>
Simple ways to brighten your home's look for summer.
Smart Ways to Use Garden Benches >>
See how one simple accessory can make a world of difference.
And Don't Miss:
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FAMILY
Internet

Tools and Resources

- Decorating Inspiration
- Garden Flower Gallery
- Recipe Center
- Color-a-Room
- Color-a-Home
- Home Plans
- Home Improvement
- Garden Plans
- Plan-a-Garden
- Games
- Video

Meredith CORPORATION

In addition, the site offers many tools and resources that assist visitors to execute projects.

For example, a subscriber to Better Homes & Gardens magazine may read an article in the magazine about spring garden planning and is directed to BHG.com.

There she can browse the plant database, using a simple or detailed search. She can view detailed planting zone maps to ensure that she chooses flowers that will grow in her geographic area, sign up for a gardening newsletter written by BHG editors and download a detailed gardening plan.

She can also use the interactive Plan-A-Garden tool to build her own unique garden.

In addition she can access gardening videos, articles, message boards and blogs. She can submit her questions to BHG's garden experts and request to receive gardening text message tips on her cell phone. And finally, if she wants even more information, she can visit the BHG store and purchase a gardening book.

Slide 19

Enhance BHG.com

- Add daily programming
- Enhance sense of community
- Leverage interactive tools
- Add more video

Better Homes and Gardens - Microsoft Internet Explorer provided by Meredith Corporation
File Edit View Favorites Tools Help
Back Search Favorites Media
Address http://www.bhg.com/
Better Homes and Gardens
bhg.com
LOGIN JOIN NOW
HOME | CUSTOMER SERVICE | HELP
Search BHG.com
House & Home Food & Recipes Garden Holidays Health Family & Crafts Videos Store
TOOLS & GUIDES
New! Decorating Inspiration
New! Garden Flower Gallery
Recipe Center
Decorating Gallery
Color-a-Room
Color-a-Home
Home Plans
Home Improvement
Garden Plans
Plan-a-Garden
Games
Free for You
More Tools & Guides >>
Decorating Gallery
Be inspired by hundreds of designer rooms!
Join today to receive exclusive member benefits:
Enter to Win $25,000
Arrange-a-Deck
Free Weekly Recipes
Calorie Charts
Free Recipes from BHG.com
ACT NOW and get the very best of our all-time favorite, kitchen-tested recipes delivered to your inbox.
Enter e-mail address
Sign Up
ADVERTISER
SECOND PRIZE
HunterDouglas
WINDOW FASHIONS
Win a beautiful interior design book.
CLICK TO ENTER
ONLY $1.00 PER ISSUE!
MAGAZINE CUSTOMER SERVICE CENTER
Subscribe
Give a Gift
Today on BHG.com:
Kitchen & Bath Design Center >>
Take video tours of five showcase spaces from Better Homes and Gardens.
Big Landscape Ideas for Small Spaces >>
Learn the little tricks that experts use to create big impact.
Grilling with a Kick >>
Raise the flavor bar with marinades, sauces, and rubs.
The Cheapskate Decorator >>
And Don't Miss:
SLIDE SHOWS
Grilled Chicken & Turkey
Pools, Spas & Pavilions
Landscaping No-Nos
More Slide Shows >>
EXPERTS
Daily Garden Tips
Food Stories
Cheapskate Decorator
MESSAGE BOARDS
Done
Internet

Meredith CORPORATION

Although BHG.com is a robust site, we will strengthen it by

  Adding daily programming
  Enhancing the consumer experience by creating a sense of community
  Leveraging interactive tools, and
  Adding more video.

Slide 20

Enhance BHG.com: Daily Programming

- Transform BHG.com into destination where the brand is always on: 24 hour service
- Facilitate real-time dialogue with consumers
- Create daily topicality

Meredith CORPORATION

We will transform BHG.com to a destination where the brand is always on-meaning we will deliver service 24 hours a day with new and relevant content. Right now, we update our content weekly.

We will facilitate real-time dialogue with consumers more frequently. Currently, editors host discussion groups periodically.

We will create daily topicality, that is content tied to the day's events. We want to create urgency for consumers to come to the site every day.

Daily programming will encompass a wide variety of formats, from topical TV-like programming to daily news, to community-generated blogs, staff blogs, live Q&A, live expert chats, live video streams and live searches.

Slide 21

Enhance BHG.com: Community

- Give consumers a voice
  - Reader feedback
  - Blogs
- Create portable content
  - RSS feeds
  - Podcasts

Meredith CORPORATION

We will create a greater sense of community on BHG.com because most of the people who visit the site have a common interest-their homes and families.

We can do this by prominently featuring reader feedback and hosting blogs for our readers to share their commentary. Our editors will also have their own blogs in which they share their views with readers.

We will also use RSS services so that readers can have specific content from BHG.com delivered directly to their e-mail at a frequency that suits them.

Daily programming and RSS go hand in hand. Headlines and teasers for all daily programming must be RSS enabled so that new content is automatically pushed out to millions of personal web pages (e.g. MyYahoo!) and other aggregators (Topix.net).

Podcasts will allow a reader to hear expert opinions of views of other readers, anytime.

Slide 22

Enhance BHG.com: Interactive Tools

- Increase breadth of consumer choice
- Upgrade functionality of tools
- Introduce process of continuous research, testing and refining

Meredith CORPORATION

We need to offer consumers more interactive tools to increase the breadth of choice and enhance the consumer experience. Many of these tools exist now, such as color-a-room, recipe center, decorating gallery, and games. These are popular sites that attract significant traffic.

We will upgrade the functionality of the tools to increase the time consumers spend on the site.

In addition to refreshing our editorial content, we will continuously research and test interactive tools to ensure they resonate with consumers.

Slide 23

Enhance BHG.com: Video

- Create 15 segments per week
- Test how-to content on food and decorating in Phase 1
- Refine content, format and program length based on user feedback

Meredith CORPORATION

As Steve said, consumers want more video content. Currently, we have about 150 video segments on the site. Approximately 120 of the segments are repurposed from a prior BHG TV show and from lifestyle segments produced by our Broadcasting Group. The other 30 are original videos on holiday food and decorating tips hosted by Sandra Lee.

We will create 15 video segments per week - each one lasting two to five minutes-based on programming developed by our Broadcasting Group.

Once we have user feedback on those segments, we will refine the content, format and program length.

Slide 24

Create Parenthood Portal

American Baby - Microsoft Internet Explorer provided by Meredith Corporation
americanbaby.com
Preconception
Adoption
Pregnancy
Baby
Toddlers and Kids
Life as a Mom
Shop
PREGNANCY TOOLS
BABY TOOLS
Welcome to AmericanBaby.com
This Week's Poll from AmericanBaby.com
How long did it take you to get pregnant?
Vote
Parents - Microsoft Internet Explorer provided by Meredith Corporation
Parents.com
PREGNANCY
YOUR KIDS
YOUR LIFE
FUN TIMES!
COMMUNITY
PARENTS MAGAZINE
Bye-Bye Blankie!
Tips for parting with that transitional object
Take Our Poll
editors' picks
CONTESTS & SWEEPSTAKES
child.com - Microsoft Internet Explorer provided by Meredith Corporation
child.com
RAISING KIDS WITH SMARTS & STYLE
SHORTCUTS
SPECIAL MESSAGE BOARD EVENT:
Keeping Children Safe in Cars
Are airbags dangerous to kids?
Take Our Poll
TODAY ON CHILD.COM

- Parents.com
- Expert content
- Personalization
- Unique editorial voice
  - Gen X
  - Millennial

Meredith
CORPORATION

Now, I'll discuss our plans to create a differentiated parenthood portal under the brand Parents.com. This portal will provide a high level of service to parents of newborns to 12 years.

The portal will include expert content from American Baby, Parents and Child. Currently, these magazines have a combined circulation of approximately 5 million per month, representing a strong base on which to build.

We will also include video and user-generated content.

We will incorporate best-in-market personalization to deliver content most relevant to parents.

  It will include news, information, and tool delivery that will evolve as parents' and children's needs develop.
  Users will be able to customize the site for multiple children, creating the first personal family portal.
  Content will be readily accessible and filterable by life stage.

We will develop a unique editorial voice that is relevant to Generation X and the older members of the millennial generation.

With that review of Meredith Interactive Media, let me turn it back to Steve for concluding remarks.

Slide 25

Meredith Internet Summary

- Strong Internet base
- Growing revenues
- Increasing traffic
- Enhancing products and services

Meredith CORPORATION

Steve Lacy

Thank you, Lauren.

In summary, let me leave you with four take away points from our presentation:

  First, Meredith has a strong Internet base from which to build.
  Second, we are participating in the rapid growth in Internet advertising.
  Third, we continue to increase the traffic to our sites, and
  Fourth, we are taking a series of actions to strengthen our Internet products and services. In particular, we are enhancing BHG.com, creating a parenthood portal, adding more video, and extending our Internet custom marketing capabilities.

Now, we would be happy to address your questions.